                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 2000


                               QUOKKA SPORTS, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                   000-26311                    94-3250045
          ------------------------  ------------------------------------
          (Commission File Number)  (I.R.S. Employer Identification No.)


            525 Brannan Street, Ground Floor, San Francisco, CA 94107
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 908-3800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS

        This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Quokka Sports, Inc., a Delaware Corporation (the "Company"), and Total Sports Inc., a Delaware Corporation ("Total Sports"), as scheduled, or at all, and those associated with the ability of the combined Company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this report. For more information about the Company and risks arising when investing in the Company, investors are directed to the Company's most recent reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission.

        On July 20, 2000, the Company entered into a definitive Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Total Sports. Pursuant to the Merger Agreement, Total Sports will be merged with and into the Company, the separate existence of Total Sports will cease and the Company will be the surviving corporation (the "Merger"). The Merger is subject to, among other things, approval by the Company's stockholders and Total Sports' stockholders and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Upon consummation of the Merger, the Company will issue approximately 15 million shares of its common stock in exchange for ownership of the privately-held Total Sports.

        The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement and the press release of the Company dated July 21, 2000, entitled "Quokka Sports Announces Acquisition of Total Sports Inc.," copies of which are filed herewith as Exhibits 2.1 and 99.1, respectively, and each of such Exhibits hereby is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit
Number    Description
2.1       Agreement and Plan of Merger and Reorganization dated as of July 20,
          2000, between Quokka Sports, Inc. and Total Sports Inc.

99.1      Press Release titled "Quokka Sports Announces Acquisition of Total
          Sports Inc." dated July 21, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUOKKA SPORTS, INC.


                                        By: /s/ Alan Ramadan
                                        -------------------------------------
                                        Alan Ramadan
                                        President and Chief Executive Officer

        Dated: July 26, 2000



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                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

2.1       Agreement and Plan of Merger and Reorganization dated as of July 20,
          2000, between Quokka Sports, Inc. and Total Sports Inc.

99.1      Press Release titled "Quokka Sports Announces Acquisition of Total
          Sports Inc." dated July 21, 2000.